                              4.2 Stock Option Plan
                                      1998

                       OFFSHORE SYSTEMS INTERNATIONAL LTD.

SECOND AMENDMENT TO 1998 EMPLOYEE STOCK OPTION PLAN


WHEREAS:

A. Offshore Systems International Ltd. (the "Company") has implemented a stock option plan known as the 1998 Employee Stock Option Plan (the "1998 Plan");

B. Section 9.1 of the 1998 Plan, as amended, stipulates that the number of shares which may be issued under the 1998 Plan shall not exceed in the aggregate 4,000,000 common shares; and

C. The Company wishes to increase the number of shares which may be issued under the 1998 Plan from 4,000,000 common shares to 7,000,000 common shares;


NOW THEREFORE THIS DOCUMENT WITNESSES THE FOLLOWING:

1.   Amendment

Section 9.1 of the 1998 Plan is hereby amended to read as follows:

     "9.1 The number of shares which may be issued under this Plan shall not exceed in the aggregate 7,000,000 common shares."

2.   Plan in Full Force and Effect

The 1998 Plan, as amended hereby, shall remain in full force and effect.

                                *END OF DOCUMENT*

                       OFFSHORE SYSTEMS INTERNATIONAL LTD.

FIRST AMENDMENT TO 1998 EMPLOYEE STOCK OPTION PLAN


WHEREAS:

A. Offshore Systems International Ltd. (the "Company") has implemented a stock option plan known as the 1998 Employee Stock Option Plan (the "1998 Plan");

B. Section 9.1 of the 1998 Plan stipulates that the number of shares which may be issued under the 1998 Plan shall not exceed in the aggregate 2,000,000 common shares; and

C. The Company wishes to increase the number of shares which may be issued under the 1998 Plan from 2,000,000 common shares to 4,000,000 common shares;


NOW THEREFORE THIS DOCUMENT WITNESSES THE FOLLOWING:

1.   Amendment

Section 9.1 of the 1998 Plan is hereby amended to read as follows:

     "9.1 The number of shares which may be issued under this Plan shall not exceed in the aggregate 4,000,000 common shares."

2.   Plan in Full Force and Effect

The 1998 Plan, as amended hereby, shall remain in full force and effect.

                                *END OF DOCUMENT*

                       OFFSHORE SYSTEMS INTERNATIONAL LTD.

                     AMENDED 1998 EMPLOYEE STOCK OPTION PLAN

1.        PURPOSE

1.1 Employee Stock Option Plan has been established by the Company to provide incentives to certain of its employees.

2.        DEFINITIONS

2.1       In this Plan, the following terms have the following meanings:

     (a) "Balance of Contributions" mean at any time that amount which is the sum of the aggregate amount of contributions made by a Participant pursuant to Section 5 herein during the Twelve-Month Period current at the time of determination;

     (b) "Company" means Offshore Systems International Ltd. and all of its subsidiaries or affiliates, its and their respective successors and assigns, and any reference in the Plan to action by the Company means action by or under the authority of the Board of Directors of the Company or the Option Committee that has been designated for that purpose by the Board of Directors of the Company;

     (c) "Date of Grant" of an Option means the date that the Option is granted to a Participant under the Standard Option Plan;

     (d) "Designated Amount" of a Participant's Option means the maximum number of Shares which the Participant may purchase under the Option, as designated by the Option Committee at the time the Option is granted pursuant to the Standard Option Plan;

     (e) "Eligible Employee" means a bona fide employee (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) of the Company who has been designated an Eligible Employee by the Option Committee;

     (f) "Option" means a right granted under the Plan to a Participant to purchase Shares in accordance with the Plan;

     (g) "Option Committee" means a committee established by the Board of Directors of the Company consisting of any two directors of the Company who shall be appointed by the Board of Directors of the Company and, if no such committee is appointed, the Option Committee shall be deemed to mean the Board of Directors of the Company;

     (h) "Option Price" in respect of a Participant's Option means the price designated by the Option Committee at which the Participant may purchase Shares under the Option;

     (i) "Option Year" in respect an Option means a calendar year commencing on the Date of Grant of the Option or on any anniversary of the Date of Grant;

     (j) "Participant" means an Eligible Employee who has agreed to participate in the Plan on such terms as the Option Committee may specify at the time he is designated as an Eligible Employee;

     (k) "Payroll Deduction Plan" means the Option granted pursuant to Section 5 herein;

     (l) "Plan" means this Employee Stock Option Plan, as amended and restated from time to time and shall include the Payroll Deduction Plan and Standard Option Plan;

     (m) "Regulatory Authorities" means all stock exchanges and securities regulatory authorities having jurisdiction over the affairs of the Company;

     (n) "Salary" means the base salary paid to an Employee by a Participating Company for personal services rendered by him as an Employee of such Participating Company, including vacation pay, but not including bonuses, commissions, overtime pay, living or other allowances, reimbursements or special payments, or any contributions or benefits under any plan of current or deferred compensation adopted by a Participating Company;

     (o)  "Shares" means common shares of the Company;

     (p) "Twelve-Month Period" means, with respect to the initial Twelve-Month Period, the twelve-month period commencing on the first day of a month stipulated by the Board for the commencement of the Plan and ending on the last day of the eleventh month thereafter, and for each other period means the twelve-month period commencing on the day following the end of that initial twelve-month period or the subsequent last-completed twelve-month period, as the case may be; and

     (q) "Standard Option Plan" means the Option granted pursuant to Section 4 herein;

2.2 In this Plan, unless the context requires otherwise, references to the male gender include the female gender, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.        ADMINISTRATION

3.1 The Plan will be administered by the Option Committee pursuant to rules of procedure as determined from time to time by the Board of Directors of the Company.

4.        STANDARD OPTION PLAN

4.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee or any other person or company as permitted by the Regulatory Authorities) as "Eligible Employees" for the purposes of the Standard Option Plan.

4.2 An Eligible Employee who is eligible to participate in this Standard Option Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Standard Option Plan; and

     (b) agrees to be bound by all the terms and conditions of the Standard Option Plan.

4.3 From time to time, the Option Committee may grant an Option to a Participant to acquire Shares in accordance with the Standard Option Plan and designate:

          (a) the maximum number ("Designated Amount") of Shares which the Participant may purchase under the Option; and

          (b) the price ("Option Price") at which the Participant may purchase his Shares under the Option, which price shall be determined by the Option Committee in accordance with paragraph 4.4 herein.

4.4 The Option Price per Share in respect of an Option shall be a price equal to the closing price of the shares on the Toronto Stock Exchange on the date immediately proceeding the date of grant.

4.5 Participation in the Standard Option Plan shall be entirely voluntary and any decision not to participate shall not affect any Eligible Employee's employment with the Company or any of its subsidiaries or affiliates.

4.6 Subject to the provisions of the Standard Option Plan, an Option may be exercised by the Participant from time to time at his discretion to purchase in the aggregate up to the Designated Amount of Shares.

4.7 Unless the Option Committee otherwise specifies in writing, a Participant's Option shall terminate and may not be exercised after the earliest of:

          (a) three months after the Participants termination of employment with the Company by reason of his disability or his retirement or early retirement, (as determined by the Company in its sole discretion) provided that the Participant has not died prior to the expiry of such three month period;

     (b)  twelve months after the Participant's death;

          (c) thirty (30) days from the date of the Participant's termination of employment with the Company, unless such termination occurs by reason of the Participant's death, disability, retirement or early retirement as contemplated in (a) or (b) above; and

          (d) such date as may be imposed by any regulatory authority or body having jurisdiction over this aspect of the Standard Option Plan.

4.8 The exercise of an Option under the Standard Option Plan shall be made by notice to the Company in the prescribed form specifying and subscribing for the number of Shares in respect of which the Option is being exercised at that time and accompanied by a certified cheque or bank draft payable to the Company in the amount of the aggregate Option Price for such number of Shares. As of the day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and, as promptly as possible thereafter, shall be delivered a certificate representing that number of Shares.

5.        PAYROLL DEDUCTION PLAN

5.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) as "Eligible Employees" for the purposes of the Payroll Deduction Plan. In this Plan, the Payroll Deduction Plan shall be separate and distinct from the Standard Option Plan but nothing herein shall preclude an Eligible Employee from participating in both plans.

5.2 An Eligible Employee who is eligible to participate in this Payroll Deduction Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Payroll Deduction Plan; and

     (b) agrees to be bound by all the terms and conditions of the Payroll Deduction Plan.

Participation in the Payroll Deduction Plan shall commence upon acceptance of his application by the Company as of the commencement of the next Twelve-Month Period.

5.3 A person shall cease to be a Participant upon the happening of any of the following events: (a) whenever he ceases to be an Eligible Employee for any reason including his retirement, permanent disability or death;

          (b) at any time during a Twelve-Month Period in which he is participating in the Payroll Deduction Plan by giving 10 days' written notice to the Option Committee his intention to withdraw from the Payroll Deduction Plan; and

          (c)  this Payroll Deduction Plan terminates or is terminated.

5.4 A Participant whose participation has been terminated pursuant to Paragraph 5.3 shall receive his Balance of Contributions within ten days of the date of such termination from the Company, payable by check in accordance with applicable law.

5.5 Any Participant may contribute on a monthly basis in any Twelve-Month Period toward the purchase of Shares for his account under the Payroll Deduction Plan, an amount which shall not exceed 10% of his Salary during each month provided that:

          (a) in the case of a Participant whose Salary is paid in Canadian currency his contribution shall be not less than $40.00 Canadian during such month, or

          (b) in the case of a Participant whose Salary is paid in any currency other than Canadian his contribution during such month shall be not less than an amount in the currency in which he is paid approximately equivalent to $40.00 Canadian.

5.6       The following rules shall apply to payroll deductions:

     (a) all contributions to the Payroll Deduction Plan must be made through monthly payroll deductions;

          (b) a Participant shall direct such deductions to be made for a given Twelve-Month Period by executing and delivering to the Company a written notice to make such deductions, on a form to be supplied by the Company, but any such notice shall not be effective with respect to any Twelve-Month Period unless it is received prior to the commencement of such period or such other time as designated by the Option Committee;

          (c) any such direction shall remain in effect for subsequent Twelve-Month Periods until it is changed or revoked; and

          (d) a Participant may direct such deductions to be changed in amount prior to the commencement of any Twelve-Month Period by executing and delivering to the Company by which he is employed written notice to that effect, but any such notice shall not be effective with respect to any Twelve-Month Period unless it is received prior to the commencement of such period.

5.7 The Company shall cause to be maintained an account for each Participant.

5.8 The Company shall cause the account of each Participant to be credited with the amount of any contributions by such Participant, and debited with the amount of such contributions applied to purchase Shares.

5.9 The accounts of the Payroll Deduction Plan shall be audited by the Company's auditors at least annually.

5.10 As soon as practicable after the close of each Twelve-Month Period, the Company shall cause a statement to be mailed or delivered to each Participant setting forth the accounts of such Participant as of the close of the Twelve-Month Period. Such statement shall be deemed to be correct unless the Company is notified to the contrary within 30 days after it is mailed or delivered to such Participant.

5.11 The Option Price for each Share to be purchased from Payroll Deduction Plan contributions in any Twelve-Month Period shall be determined by the Option Committee on the first day of each Twelve-Month Period and shall be based on a weighted average trading price for the five trading days on the Toronto Stock Exchange immediately preceding the date of grant.

5.12      (a)    On or before 4:00 p.m. (Vancouver time) on the last day of any
          Twelve-Month Period each Participant shall file with the Company a completed notice, in a form established by the Option Committee electing:

                       (i) to have his Balance of Contributions refunded to him by the Company, in which event the Company shall within 10 business days then pay to the Participant his Balance of Contributions (without interest) by check, or

                       (ii) to have his Balance of Contributions applied to the purchase of the Shares from the treasury of the Company at the Option Price, in which event share certificates evidencing Shares purchased for him shall be issued as soon as the number of practicable,

                 Such notice shall be effective for the Twelve-Month Period commencing after the date of filing thereof and for all subsequent Twelve-Month Periods until revoked, provided that failure to file such notice will constitute the Participant's election to have his Balance of Contributions refunded to him by the Company in the manner as set out in paragraph 5.12(a)(i) of this Section.

          (b) A Participant who elects pursuant to clause 5.12(a)(i) to have his Balance of Contributions refunded to him shall indicate, in the same notice by which such election is exercised, whether or not he intends to participate in the next Twelve-Month Period of the Payroll Deduction Plan.

          (c) A failure to make any specification shall be deemed to be the Participant's election not to continue participating and the Company shall not continue to make payroll deductions from the Participant's salary during the next Twelve-Month Period.

          (d) A Participant who elects to have his Balance of Contributions paid out to him pursuant to clause 5.12(a)(i) of this Section and indicates his intention not to participate in the Payroll Deduction Plan in the next Twelve-Month Period shall be permitted to apply for participation in the Payroll Deduction Plan at the beginning of any subsequent Twelve-Month Period.

5.13 Notwithstanding any contribution by a Participant pursuant to the Payroll Deduction Plan, the Option Committee reserves the right to limit the amount of his Balance of Contributions that will be applied to the purchase of Shares in any Twelve-Month Period.

6.        ANTI-DILUTION PROVISIONS

6.1 If the number of outstanding Shares of the Company shall be increased or decreased as a result of a stock dividend, stock split, consolidation, recapitalization or other transaction, other than as a result of the issuance of Shares for additional consideration, the Option Committee shall, except where the required adjustment would involve less than 1% of the Designated Amount of any existing Option, make appropriate adjustments to the Designated Amount of any Option which has previously been granted under the Plan, the maximum number of Shares which the Participant may thereafter purchase under the Option and the maximum number of Shares which may be issued under the Plan in accordance with paragraph 9.1.

6.2 No fractional shares shall be issued upon the exercise of an Option nor shall any scrip certificates in lieu therefor be issuable at any time. Accordingly, if as a result of any adjustment under Paragraph 6.1 a Participant would otherwise have become entitled to a fractional share upon the exercise of an Option, he shall have the right to purchase only the next higher whole number of Shares and no payment or other adjustment will be made with respect to the fractional interests so disregarded.

7.        ACCOUNTS AND STATEMENTS

7.1 The Company shall maintain records of the details of each Option granted to each Participant under the Plan, including the Date of Grant, Designated Amount and the Option Price of each Option, the number of Shares in respect of which the Option has been exercised and the maximum number of Shares which the Participant may still purchase under the Option.

7.2 Upon receiving a request in writing from a Participant and at such other times as the Company shall determine, the Company shall furnish the Participant with a statement setting forth the details of his Options.

7.3 Any statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Company within 30 days after such statement is given to the Participant.

8.        NOTICES

9.

8.1 Any payment, notice, statement, certificate or other instrument required or permitted to be given to a Participant or any person claiming or deriving any rights through him shall be given by:

          (a) delivering it personally to the Participant or to the person claiming or deriving rights through him, as the case may be, or

          (b) mailing it postage paid (provided that the postal service is then in operation) or delivering it to the address, which is, maintained for the Participant in the Company's personnel records.

8.2 Any payment, notice, statement, certificate or instrument required or permitted to be given to the Company shall be given by mailing it postage prepaid (provided that the postal service is then in operation) or delivering it to the Company at the following address:

          Offshore Systems International Ltd.
          #107 - 930 West 1st Street
          North Vancouver, B.C.
          V7P 3N4

          Attention:  President

or such other address as the Board of Directors of the Company may determine in writing from time to time.

8.3 Any payment, notice, statement, certificate or other instrument referred to in paragraphs 8.1 or 8.2 herein, if delivered, shall be deemed to have been given or delivered on the date on which it was delivered or, if mailed (provided that the postal service is then in operation), shall be deemed to have been given or delivered on the second business day following the date on which it was mailed.

9.        GENERAL

9.1 The number of Shares, which may be issued under this Plan, shall not exceed in the aggregate of 4,000,000 common shares.

9.2 If any Option is terminated or expires without being fully exercised, any unissued Shares which have been reserved to be issued upon the exercise of the Option shall become available to be issued upon the exercise of the Options subsequently granted under the Plan.

9.3 The aggregate number of Shares that has been reserved for issuance to any one Participant shall not exceed 5% of the issued and outstanding common shares of the Company at the time of granting.

9.4 The Option Committee may, from time to time, add to or amend any of the provisions of the Plan or terminate the Plan and, unless a Participant otherwise agrees, any such addition, amendment or termination shall apply only in respect of Options granted on or after the date of such addition, amendment or termination provided that any amendment must be accepted for filing by all regulatory authorities having jurisdiction prior to the amendment becoming effective.

9.5 The determination by the Option Committee of any questions which may arise as to the interpretation or implementation of the Plan or any of the Options granted hereunder shall be final and binding on all Eligible Employees, Participants and other persons claiming or deriving rights through any of them.

9.6 The Plan shall enure to the benefit of and be binding upon the Company, its successors and assigns.

9.7 The interest of any Eligible Employees or Participant under the Plan or in any Option shall not be transferable or alienable by him either by pledge, assignment or in any other manner whatsoever and, during his lifetime, shall be vested only in him, but shall thereafter enure to the benefit of and be binding upon the legal personal representatives of the Eligible Employee or the Participant, as the case may be as provided for in this Plan.

9.8 The Company's obligation to issue Shares in accordance with the terms of this Plan and any Options granted hereunder is subject to compliance with the laws, rules and regulations of all authorities having jurisdiction including, for greater certainty, rules and policies of any stock exchange upon which Shares of the Company are listed.

9.9 As a condition of participating in the Plan, each Eligible Employee agrees to comply with all such laws, rules and regulations of any regulatory authority having jurisdiction and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

9.10 An Eligible Employee shall not have any rights as a shareholder in respect of Shares subject to an Option until such Shares have been paid for in full and issued.

9.11 Nothing in this Plan shall prevent the Board of Directors of the Company from granting such further incentive stock options outside of the Plan as they deem appropriate.

9.12      No Options shall have a term greater than ten years.

9.13 This Plan and any Options granted hereunder shall be governed by and construed in accordance with the laws of the Province of British Columbia.

                      **END OF EMPLOYEE STOCK OPTION PLAN**

                                Stock Option Plan
                                      1996

                      OFFSHORE SYSTEMS INTERNATIONAL LTD.
                        1996 EMPLOYEE STOCK OPTION PLAN

1.        PURPOSE

1.1 Employee Stock Option Plan has been established by the Company to provide incentives to certain of its employees.


2.        DEFINITIONS

2.1       In this Plan, the following terms have the following meanings:

     (a) "Balance of Contributions" mean at any time that amount which is the sum of the aggregate amount of contributions made by a Participant pursuant to Section 5 herein during the Six-Month Period current at the time of determination;

     (b) "Company" means Offshore Systems International Ltd. and all of its subsidiaries or affiliates, its and their respective successors and assigns, and any reference in the Plan to action by the Company means action by or under the authority of the Board of Directors of the Company or the Option Committee that has been designated for that purpose by the Board of Directors of the Company;

     (c) "Date of Grant" of an Option means the date that the Option is granted to a Participant under the Standard Option Plan;

     (d) "Designated Amount" of a Participant's Option means the maximum number of Shares which the Participant may purchase under the Option, as designated by the Option Committee at the time the Option is granted pursuant to the Standard Option Plan;

     (e) "Eligible Employee" means a bona fide employee (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) of the Company who has been designated an Eligible Employee by the Option Committee;

     (f) "Option" means a right granted under the Plan to a Participant to purchase Shares in accordance with the Plan;

     (g) "Option Committee" means a committee established by the Board of Directors of the Company consisting of any two directors of the Company who shall be appointed by the Board of Directors of the Company and, if no such committee is appointed, the Option Committee shall be deemed to mean the Board of Directors of the Company;

     (h) "Option Price" in respect of a Participant's Option means the price designated by the Option Committee at which the Participant may purchase Shares under the Option;

     (i) "Option Year" in respect an Option means a calendar year commencing on the Date of Grant of the Option or on any anniversary of the Date of Grant;

     (j) "Participant" means an Eligible Employee who has agreed to participate in the Plan on such terms as the Option Committee may specify at the time he is designated as an Eligible Employee;

     (k) "Payroll Deduction Plan" means the Option granted pursuant to Section 5 herein;

     (l) "Plan" means this Employee Stock Option Plan, as amended and restated from time to time and shall include the Payroll Deduction Plan and Standard Option Plan;

     (m) "Regulatory Authorities" means all stock exchanges and securities regulatory authorities having jurisdiction over the affairs of the Company;

     (n) "Salary" means the base salary paid to an Employee by a Participating Company for personal services rendered by him as an Employee of such Participating Company, including vacation pay, but not including bonuses, commissions, overtime pay, living or other allowances, reimbursements or special payments, or any contributions or benefits under any plan of current or deferred compensation adopted by a Participating Company;

     (o)  "Shares" means common shares of the Company;

     (p) "Six-Month Period" means, with respect to the initial Six-Month Period, the six-month period commencing on the first day of a month stipulated by the Board for the commencement of the Plan and ending on the last day of the fifth month thereafter, and for each other period means the six-month period commencing on the day following the end of that initial six-month period or the subsequent last-completed six-month period, as the case may be; and

     (q) "Standard Option Plan" means the Option granted pursuant to Section 4 herein;

2.2 In this Plan, unless the context requires otherwise, references to the male gender include the female gender, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.        ADMINISTRATION

3.1 The Plan will be administered by the Option Committee pursuant to rules of procedure as determined from time to time by the Board of Directors of the Company.

4.        STANDARD OPTION PLAN

4.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee or any other person or company as permitted by the Regulatory Authorities) as "Eligible Employees" for the purposes of the Standard Option Plan.

4.2 An Eligible Employee who is eligible to participate in this Standard Option Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Standard Option Plan; and

     (b) agrees to be bound by all the terms and conditions of the Standard Option Plan.

4.3 From time to time, the Option Committee may grant an Option to a Participant to acquire Shares in accordance with the Standard Option Plan and designate:

          (a) the maximum number ("Designated Amount") of Shares which the Participant may purchase under the Option; and

          (b) the price ("Option Price") at which the Participant may purchase his Shares under the Option, which price shall be determined by the Option Committee in accordance with paragraph 4.4 herein.

4.4 The Option Price per Share in respect of an Option shall be a price equal to the closing price of the shares on the Toronto Stock Exchange on the date immediately preceding the date of grant.

4.5 Participation in the Standard Option Plan shall be entirely voluntary and any decision not to participate shall not affect any Eligible Employee's employment with the Company or any of its subsidiaries or affiliates.

4.6 Subject to the provisions of the Standard Option Plan, an Option may be exercised by the Participant from time to time at his discretion to purchase in the aggregate up to the Designated Amount of Shares.

4.7 Unless the Option Committee otherwise specifies in writing, a Participant's Option shall terminate and may not be exercised after the earliest of:

          (a) three months after the Participants termination of employment with the Company by reason of his disability or his retirement or early retirement, (as determined by the Company in its sole discretion) provided that the Participant has not died prior to the expiry of such three month period;

     (b)  twelve months after the Participant's death;

          (c) thirty (30) days from the date of the Participant's termination of employment with the Company, unless such termination occurs by reason of the Participant's death, disability, retirement or early retirement as contemplated in (a) or (b) above; and

          (d) such date as may be imposed by any regulatory authority or body having jurisdiction over this aspect of the Standard Option Plan.

4.8 The exercise of an Option under the Standard Option Plan shall be made by notice to the Company in the prescribed form specifying and subscribing for the number of Shares in respect of which the Option is being exercised at that time and accompanied by a certified cheque or bank draft payable to the Company in the amount of the aggregate Option Price for such number of Shares. As of the day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and, as promptly as possible thereafter, shall be delivered a certificate representing that number of Shares.

5.   PAYROLL DEDUCTION PLAN

5.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) as "Eligible Employees" for the purposes of the Payroll Deduction Plan. In this Plan, the Payroll Deduction Plan shall be separate and distinct from the Standard Option Plan but nothing herein shall preclude an Eligible Employee from participating in both plans.

5.2 An Eligible Employee who is eligible to participate in this Payroll Deduction Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Payroll Deduction Plan; and

     (b) agrees to be bound by all the terms and conditions of the Payroll Deduction Plan.

Participation in the Payroll Deduction Plan shall commence upon acceptance of his application by the Company as of the commencement of the next SIx-Month Period.

5.3 A person shall cease to be a Participant upon the happening of any of the following events:

          (a) whenever he ceases to be an Eligible Employee for any reason including his retirement, permanent disability or death;

          (b) at any time during a Six-Month Period in which he is participating in the Payroll Deduction Plan by giving 10 days' written notice to the Option Committee his intention to withdraw from the Payroll Deduction Plan; and

          (c)  this Payroll Deduction Plan terminates or is terminated.

5.4 A Participant whose participation has been terminated pursuant to Paragraph 5.3 shall receive his Balance of Contributions within ten days of the date of such termination from the Company, payable by cheque in accordance with applicable law.

5.5 Any Participant may contribute on a monthly basis in any Six-Month Period toward the purchase of Shares for his account under the Payroll Deduction Plan, an amount which shall not exceed 10% of his Salary during each month provided that:

          (a) in the case of a Participant whose Salary is paid in Canadian currency his contribution shall be not less than $40.00 Canadian during such month, or

          (b) in the case of a Participant whose Salary is paid in any currency other than Canadian his contribution during such month shall be not less than an amount in the currency in which he is paid approximately equivalent to $40.00 Canadian.

5.6       The following rules shall apply to payroll deductions:

          (a) all contributions to the Payroll Deduction Plan must be made through monthly payroll deductions;

          (b) a Participant shall direct such deductions to be made for a given Six-Month Period by executing and delivering to the Company a written notice to make such deductions, on a form to be supplied by the Company, but any such notice shall not be effective with respect to any Twelve-Month Period unless it is received prior to the commencement of such period or such other time as designated by the Option Committee;

          (c) any such direction shall remain in effect for subsequent Six-Month Periods until it is changed or revoked; and

          (d) a Participant may direct such deductions to be changed in amount prior to the commencement of any Six-Month Period by executing and delivering to the Company by which he is employed written notice to that effect, but any such notice shall not be effective with respect to any Six-Month Period unless it is received prior to the commencement of such period.

5.7 The Company shall cause to be maintained an account for each Participant.

5.8 The Company shall cause the account of each Participant to be credited with the amount of any contributions by such Participant, and debited with the amount of such contributions applied to purchase Shares.

5.9 The accounts of the Payroll Deduction Plan shall be audited by the Company's auditors at least annually.

5.10 As soon as practicable after the close of each Six-Month Period, the Company shall cause a statement to be mailed or delivered to each Participant setting forth the accounts of such Participant as of the close of the Six -Month Period. Such statement shall be deemed to be correct unless the Company is notified to the contrary within 30 days after it is mailed or delivered to such Participant.

5.11 The Option Price for each Share to be purchased from Payroll Deduction Plan contributions in any Twelve-Month Period shall be determined by the Option Committee on the first day of each Six-Month Period and shall be based on a weighted average trading price for the five trading days on the Toronto Stock Exchange immediately preceding the date of grant.

5.12     (a)   On or before 4:00 p.m. (Vancouver time) on the last day of any
         Six-Month Period each Participant shall file with the Company a completed notice, in a form established by the Option Committee electing:

                    (i) to have his Balance of Contributions refunded to him by the Company, in which event the Company shall within 10 business days then pay to the Participant his Balance of Contributions (without interest) by cheque, or

                    (ii) to have his Balance of Contributions applied to the
               purchase of the Shares from the treasury of the Company at the Option Price, in which event share certificates evidencing the number of Shares purchased for him shall be issued as soon as practicable, such notice shall be effective for the Six-Month Period commencing after the date of filing thereof and for all subsequent Six-Month Periods until revoked, provided that failure to file such notice will constitute the Participant's election to have his Balance of Contributions refunded to him by the Company in the manner as set out in paragraph 5.12(a)(i) of this Section.

          (b) A Participant who elects pursuant to clause 5.12(a)(i) to have his Balance of Contributions refunded to him shall indicate, in the same notice by which such election is exercised, whether or not he intends to participate in the next Six-Month Period of the Payroll Deduction Plan.

          (c) A failure to make any specification shall be deemed to be the Participant's election not to continue participating and the Company shall not continue to make payroll deductions from the Participant's salary during the next Six-Month Period.

          (d) A Participant who elects to have his Balance of Contributions paid out to him pursuant to clause 5.12(a)(i) of this Section and indicates his intention not to participate in the Payroll Deduction Plan in the next Six-Month Period shall be permitted to apply for participation in the Payroll Deduction Plan at the beginning of any subsequent Six-Month Period.

5.13 Notwithstanding any contribution by a Participant pursuant to the Payroll Deduction Plan, the Option Committee reserves the right to limit the amount of his Balance of Contributions that will be applied to the purchase of Shares in any Six-Month Period.

6.        ANTI-DILUTION PROVISIONS

6.1 If the number of outstanding Shares of the Company shall be increased or decreased as a result of a stock dividend, stock split, consolidation, recapitalization or other transaction, other than as a result of the issuance of Shares for additional consideration, the Option Committee shall, except where the required adjustment would involve less than 1% of the Designated Amount of any existing Option, make appropriate adjustments to the Designated Amount of any Option which has previously been granted under the Plan, the maximum number of Shares which the Participant may thereafter purchase under the Option and the maximum number of Shares which may be issued under the Plan in accordance with paragraph 9.1.

6.2 No fractional shares shall be issued upon the exercise of an Option nor shall any scrip certificates in lieu therefor be issuable at any time. Accordingly, if as a result of any adjustment under Paragraph 6.1 a Participant would otherwise have become entitled to a fractional share upon the exercise of an Option, he shall have the right to purchase only the next higher whole number of Shares and no payment or other adjustment will be made with respect to the fractional interests so disregarded.

7.        ACCOUNTS AND STATEMENTS

7.1 The Company shall maintain records of the details of each Option granted to each Participant under the Plan, including the Date of Grant, Designated Amount and the Option Price of each Option, the number of Shares in respect of which the Option has been exercised and the maximum number of Shares which the Participant may still purchase under the Option.

7.2 Upon receiving a request in writing from a Participant and at such other times as the Company shall determine, the Company shall furnish the Participant with a statement setting forth the details of his Options.

7.3 Any statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Company within 30 days after such statement is given to the Participant.

8.        NOTICES

8.1 Any payment, notice, statement, certificate or other instrument required or permitted to be given to a Participant or any person claiming or deriving any rights through him shall be given by:

          (a) delivering it personally to the Participant or to the person claiming or deriving rights through him, as the case may be, or

          (b) mailing it postage paid (provided that the postal service is then in operation) or delivering it to the address which is maintained for the Participant in the Company's personnel records.

8.2 Any payment, notice, statement, certificate or instrument required or permitted to be given to the Company shall be given by mailing it postage prepaid (provided that the postal service is then in operation) or delivering it to the Company at the following address:

          Offshore Systems International Ltd.
          #107 - 930 West 1st Street
          North Vancouver, B.C.
          V7P 3N4

          Attention:  President

or such other address as the Board of Directors of the Company may determine in writing from time to time.

8.3 Any payment, notice, statement, certificate or other instrument referred to in paragraphs 8.1 or 8.2 herein, if delivered, shall be deemed to have been given or delivered on the date on which it was delivered or, if mailed (provided that the postal service is then in operation), shall be deemed to have been given or delivered on the second business day following the date on which it was mailed.

9.        GENERAL

9.1 The number of Shares which may be issued under this Plan shall not exceed in the aggregate of 2,000,000 common shares.

9.2 If any Option is terminated or expires without being fully exercised, any unissued Shares which have been reserved to be issued upon the exercise of the Option shall become available to be issued upon the exercise of the Options subsequently granted under the Plan.

9.3 The aggregate number of Shares that has been reserved for issuance to any one Participant shall not exceed 5% of the issued and outstanding common shares of the Company at the time of granting.

9.4 The Option Committee may, from time to time, add to or amend any of the provisions of the Plan or terminate the Plan and, unless a Participant otherwise agrees, any such addition, amendment or termination shall apply only in respect of Options granted on or after the date of such addition, amendment or termination provided that any amendment must be accepted for filing by all regulatory authorities having jurisdiction prior to the amendment becoming effective.

9.5 The determination by the Option Committee of any questions which may arise as to the interpretation or implementation of the Plan or any of the Options granted hereunder shall be final and binding on all Eligible Employees, Participants and other persons claiming or deriving rights through any of them.

9.6 The Plan shall enure to the benefit of and be binding upon the Company, its successors and assigns.

9.7 The interest of any Eligible Employees or Participant under the Plan or in any Option shall not be transferable or alienable by him either by pledge, assignment or in any other manner whatsoever and, during his lifetime, shall be vested only in him, but shall thereafter enure to the benefit of and be binding upon the legal personal representatives of the Eligible Employee or the Participant, as the case may be as provided for in this Plan.

9.8 The Company's obligation to issue Shares in accordance with the terms of this Plan and any Options granted hereunder is subject to compliance with the laws, rules and regulations of all authorities having jurisdiction including, for greater certainty, rules and policies of any stock exchange upon which Shares of the Company are listed.

9.9 As a condition of participating in the Plan, each Eligible Employee agrees to comply with all such laws, rules and regulations of any regulatory authority having jurisdiction and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

9.10 An Eligible Employee shall not have any rights as a shareholder in respect of Shares subject to an Option until such Shares have been paid for in full and issued.

9.11 Nothing in this Plan shall prevent the Board of Directors of the Company from granting such further incentive stock options outside of the Plan as they deem appropriate.

9.12      No Options shall have a term greater than ten years.

9.13 This Plan and any Options granted hereunder shall be governed by and construed in accordance with the laws of the Province of British Columbia.

                      **END OF EMPLOYEE STOCK OPTION PLAN**

                                Stock Option Plan
                                      1994

                       OFFSHORE SYSTEMS INTERNATIONAL LTD.

                         1994 EMPLOYEE STOCK OPTION PLAN

1.        PURPOSE

1.1 Employee Stock Option Plan has been established by the Company to provide incentives to certain of its employees.


2.        DEFINITIONS

2.1       In this Plan, the following terms have the following meanings:

     (a) "Balance of Contributions" mean at any time that amount which is the sum of the aggregate amount of contributions made by a Participant pursuant to Section 5 herein during the Six-Month Period current at the time of determination;

     (b) "Company" means Offshore Systems International Ltd. and all of its subsidiaries or affiliates, its and their respective successors and assigns, and any reference in the Plan to action by the Company means action by or under the authority of the Board of Directors of the Company or the Option Committee that has been designated for that purpose by the Board of Directors of the Company;

     (c) "Date of Grant" of an Option means the date that the Option is granted to a Participant under the Standard Option Plan;

     (d) "Designated Amount" of a Participant's Option means the maximum number of Shares which the Participant may purchase under the Option, as designated by the Option Committee at the time the Option is granted pursuant to the Standard Option Plan;

     (e) "Eligible Employee" means a bona fide employee (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) of the Company who has been designated an Eligible Employee by the Option Committee;

     (f) "Option" means a right granted under the Plan to a Participant to purchase Shares in accordance with the Plan;

     (g) "Option Committee" means a committee established by the Board of Directors of the Company consisting of any two directors of the Company who shall be appointed by the Board of Directors of the Company and, if no such committee is appointed, the Option Committee shall be deemed to mean the Board of Directors of the Company;

     (h) "Option Price" in respect of a Participant's Option means the price designated by the Option Committee at which the Participant may purchase Shares under the Option;

     (i) "Option Year" in respect an Option means a calendar year commencing on the Date of Grant of the Option or on any anniversary of the Date of Grant;

     (j) "Participant" means an Eligible Employee who has agreed to participate in the Plan on such terms as the Option Committee may specify at the time he is designated as an Eligible Employee;

     (k) "Payroll Deduction Plan" means the Option granted pursuant to Section 5 herein;

     (l) "Plan" means this Employee Stock Option Plan, as amended and restated from time to time and shall include the Payroll Deduction Plan and Standard Option Plan;

     (m) "Regulatory Authorities" means all stock exchanges and securities regulatory authorities having jurisdiction over the affairs of the Company;

     (n) "Salary" means the base salary paid to an Employee by a Participating Company for personal services rendered by him as an Employee of such Participating Company, including vacation pay, but not including bonuses, commissions, overtime pay, living or other allowances, reimbursements or special payments, or any contributions or benefits under any plan of current or deferred compensation adopted by a Participating Company;

     (o)  "Shares" means common shares of the Company;

     (p) "Six-Month Period" means, with respect to the initial Six-Month Period, the six-month period commencing on the first day of a month stipulated by the Board for the commencement of the Plan and ending on the last day of the fifth month thereafter, and for each other period means the six-month period commencing on the day following the end of that initial six-month period or the subsequent last-completed six-month period, as the case may be; and

     (q) "Standard Option Plan" means the Option granted pursuant to Section 4 herein;

2.2 In this Plan, unless the context requires otherwise, references to the male gender include the female gender, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.        ADMINISTRATION

3.1 The Plan will be administered by the Option Committee pursuant to rules of procedure as determined from time to time by the Board of Directors of the Company.

4.        STANDARD OPTION PLAN

4.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee or any other person or company as permitted by the Regulatory Authorities) as "Eligible Employees" for the purposes of the Standard Option Plan.

4.2 An Eligible Employee who is eligible to participate in this Standard Option Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Standard Option Plan; and

     (b) agrees to be bound by all the terms and conditions of the Standard Option Plan.

4.3 From time to time, the Option Committee may grant an Option to a Participant to acquire Shares in accordance with the Standard Option Plan and designate:

          (a) the maximum number ("Designated Amount") of Shares which the Participant may purchase under the Option; and

          (b) the price ("Option Price") at which the Participant may purchase his Shares under the Option, which price shall be determined by the Option Committee in accordance with paragraph 4.4 herein.

4.4 The Option Price per Share in respect of an Option shall be a price equal to the closing price of the shares on the Toronto Stock Exchange on the date immediately preceding the date of grant.

4.5 Participation in the Standard Option Plan shall be entirely voluntary and any decision not to participate shall not affect any Eligible Employee's employment with the Company or any of its subsidiaries or affiliates.

4.6 Subject to the provisions of the Standard Option Plan, an Option may be exercised by the Participant from time to time at his discretion to purchase in the aggregate up to the Designated Amount of Shares.

4.7 Unless the Option Committee otherwise specifies in writing, a Participant's Option shall terminate and may not be exercised after the earliest of:

          (a) three months after the Participants termination of employment with the Company by reason of his disability or his retirement or early retirement, (as determined by the Company in its sole discretion) provided that the Participant has not died prior to the expiry of such three month period;

     (b)  twelve months after the Participant's death;

          (c) thirty (30) days from the date of the Participant's termination of employment with the Company, unless such termination occurs by reason of the Participant's death, disability, retirement or early retirement as contemplated in (a) or (b) above; and

          (d) such date as may be imposed by any regulatory authority or body having jurisdiction over this aspect of the Standard Option Plan.

4.8 The exercise of an Option under the Standard Option Plan shall be made by notice to the Company in the prescribed form specifying and subscribing for the number of Shares in respect of which the Option is being exercised at that time and accompanied by a certified cheque or bank draft payable to the Company in the amount of the aggregate Option Price for such number of Shares. As of the day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and, as promptly as possible thereafter, shall be delivered a certificate representing that number of Shares.

5.   PAYROLL DEDUCTION PLAN

5.1 From time to time, the Option Committee may designate one or more bona fide employees of the Company (including, without limitation, any director, officer or consultant whether or not such director, officer or consultant is an employee) as "Eligible Employees" for the purposes of the Payroll Deduction Plan. In this Plan, the Payroll Deduction Plan shall be separate and distinct from the Standard Option Plan but nothing herein shall preclude an Eligible Employee from participating in both plans.

5.2 An Eligible Employee who is eligible to participate in this Payroll Deduction Plan may participate in it by executing and delivering to the Company a written statement on a form to be supplied by the Company to the effect that he:

     (a)  desires to participate in the Payroll Deduction Plan; and

     (b) agrees to be bound by all the terms and conditions of the Payroll Deduction Plan.

Participation in the Payroll Deduction Plan shall commence upon acceptance of his application by the Company as of the commencement of the next SIx-Month Period.

5.3 A person shall cease to be a Participant upon the happening of any of the following events:

          (a) whenever he ceases to be an Eligible Employee for any reason including his retirement, permanent disability or death;

          (b) at any time during a Six-Month Period in which he is participating in the Payroll Deduction Plan by giving 10 days' written notice to the Option Committee his intention to withdraw from the Payroll Deduction Plan; and

          (c)  this Payroll Deduction Plan terminates or is terminated.

5.4 A Participant whose participation has been terminated pursuant to Paragraph 5.3 shall receive his Balance of Contributions within ten days of the date of such termination from the Company, payable by cheque in accordance with applicable law.

5.5 Any Participant may contribute on a monthly basis in any Six-Month Period toward the purchase of Shares for his account under the Payroll Deduction Plan, an amount which shall not exceed 10% of his Salary during each month provided that:

          (a) in the case of a Participant whose Salary is paid in Canadian currency his contribution shall be not less than $40.00 Canadian during such month, or

          (b) in the case of a Participant whose Salary is paid in any currency other than Canadian his contribution during such month shall be not less than an amount in the currency in which he is paid approximately equivalent to $40.00 Canadian.

5.6       The following rules shall apply to payroll deductions:

     (a) all contributions to the Payroll Deduction Plan must be made through monthly payroll deductions;

          (b) a Participant shall direct such deductions to be made for a given Six-Month Period by executing and delivering to the Company a written notice to make such deductions, on a form to be supplied by the Company, but any such notice shall not be effective with respect to any Twelve-Month Period unless it is received prior to the commencement of such period or such other time as designated by the Option Committee;

          (c) any such direction shall remain in effect for subsequent Six-Month Periods until it is changed or revoked; and

          (d) a Participant may direct such deductions to be changed in amount prior to the commencement of any Six-Month Period by executing and delivering to the Company by which he is employed written notice to that effect, but any such notice shall not be effective with respect to any Six-Month Period unless it is received prior to the commencement of such period.

5.7 The Company shall cause to be maintained an account for each Participant.

5.8 The Company shall cause the account of each Participant to be credited with the amount of any contributions by such Participant, and debited with the amount of such contributions applied to purchase Shares.

5.9 The accounts of the Payroll Deduction Plan shall be audited by the Company's auditors at least annually.

5.10 As soon as practicable after the close of each Six-Month Period, the Company shall cause a statement to be mailed or delivered to each Participant setting forth the accounts of such Participant as of the close of the Six -Month Period. Such statement shall be deemed to be correct unless the Company is notified to the contrary within 30 days after it is mailed or delivered to such Participant.

5.11 The Option Price for each Share to be purchased from Payroll Deduction Plan contributions in any Twelve-Month Period shall be determined by the Option Committee on the first day of each Six-Month Period and shall be based on a weighted average trading price for the five trading days on the Toronto Stock Exchange immediately preceding the date of grant.

5.12 (a) On or before 4:00 p.m. (Vancouver time) on the last day of any Six-Month Period each Participant shall file with the Company a completed notice, in a form established by the Option Committee electing:

                    (i) to have his Balance of Contributions refunded to him by the Company, in which event the Company shall within 10 business days then pay to the Participant his Balance of Contributions (without interest) by cheque, or

                    (ii) to have his Balance of Contributions applied to the
               purchase of the Shares from the treasury of the Company at the Option Price, in which event share certificates evidencing the number of Shares purchased for him shall be issued as soon as practicable, such notice shall be effective for the Six-Month Period commencing after the date of filing thereof and for all subsequent Six-Month Periods until revoked, provided that failure to file such notice will constitute the Participant's election to have his Balance of Contributions refunded to him by the Company in the manner as set out in paragraph 5.12(a)(i) of this Section.

          (b) A Participant who elects pursuant to clause 5.12(a)(i) to have his Balance of Contributions refunded to him shall indicate, in the same notice by which such election is exercised, whether or not he intends to participate in the next Six-Month Period of the Payroll Deduction Plan.

          (c) A failure to make any specification shall be deemed to be the Participant's election not to continue participating and the Company shall not continue to make payroll deductions from the Participant's salary during the next Six-Month Period

          (d) A Participant who elects to have his Balance of Contributions paid out to him pursuant to clause 5.12(a)(i) of this Section and indicates his intention not to participate in the Payroll Deduction Plan in the next Six-Month Period shall be permitted to apply for participation in the Payroll Deduction Plan at the beginning of any subsequent Six-Month Period.

5.13 Notwithstanding any contribution by a Participant pursuant to the Payroll Deduction Plan, the Option Committee reserves the right to limit the amount of his Balance of Contributions that will be applied to the purchase of Shares in any Six-Month Period.

6.        ANTI-DILUTION PROVISIONS

6.1 If the number of outstanding Shares of the Company shall be increased or decreased as a result of a stock dividend, stock split, consolidation, recapitalization or other transaction, other than as a result of the issuance of Shares for additional consideration, the Option Committee shall, except where the required adjustment would involve less than 1% of the Designated Amount of any existing Option, make appropriate adjustments to the Designated Amount of any Option which has previously been granted under the Plan, the maximum number of Shares which the Participant may thereafter purchase under the Option and the maximum number of Shares which may be issued under the Plan in accordance with paragraph 9.1.

6.2 No fractional shares shall be issued upon the exercise of an Option nor shall any scrip certificates in lieu therefor be issuable at any time. Accordingly, if as a result of any adjustment under Paragraph 6.1 a Participant would otherwise have become entitled to a fractional share upon the exercise of an Option, he shall have the right to purchase only the next higher whole number of Shares and no payment or other adjustment will be made with respect to the fractional interests so disregarded.

7.        ACCOUNTS AND STATEMENTS

7.1 The Company shall maintain records of the details of each Option granted to each Participant under the Plan, including the Date of Grant, Designated Amount and the Option Price of each Option, the number of Shares in respect of which the Option has been exercised and the maximum number of Shares which the Participant may still purchase under the Option.

7.2 Upon receiving a request in writing from a Participant and at such other times as the Company shall determine, the Company shall furnish the Participant with a statement setting forth the details of his Options.

7.3 Any statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Company within 30 days after such statement is given to the Participant.

8.        NOTICES

8.1 Any payment, notice, statement, certificate or other instrument required or permitted to be given to a Participant or any person claiming or deriving any rights through him shall be given by:

          (a) delivering it personally to the Participant or to the person claiming or deriving rights through him, as the case may be, or

          (b) mailing it postage paid (provided that the postal service is then in operation) or delivering it to the address which is maintained for the Participant in the Company's personnel records.

8.2 Any payment, notice, statement, certificate or instrument required or permitted to be given to the Company shall be given by mailing it postage prepaid (provided that the postal service is then in operation) or delivering it to the Company at the following address:

          Offshore Systems International Ltd.
          #107 - 930 West 1st Street
          North Vancouver, B.C.
          V7P 3N4

          Attention:  President

or such other address as the Board of Directors of the Company may determine in writing from time to time.

8.3 Any payment, notice, statement, certificate or other instrument referred to in paragraphs 8.1 or 8.2 herein, if delivered, shall be deemed to have been given or delivered on the date on which it was delivered or, if mailed (provided that the postal service is then in operation), shall be deemed to have been given or delivered on the second business day following the date on which it was mailed.

9.        GENERAL

9.1 The number of Shares which may be issued under this Plan shall not exceed in the aggregate of 1,930,732 common shares.

9.2 If any Option is terminated or expires without being fully exercised, any unissued Shares which have been reserved to be issued upon the exercise of the Option shall become available to be issued upon the exercise of the Options subsequently granted under the Plan.

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

9.3 The aggregate number of Shares that has been reserved for issuance to any one Participant shall not exceed 5% of the issued and outstanding common shares of the Company at the time of granting.

9.4 The Option Committee may, from time to time, add to or amend any of the provisions of the Plan or terminate the Plan and, unless a Participant otherwise agrees, any such addition, amendment or termination shall apply only in respect of Options granted on or after the date of such addition, amendment or termination provided that any amendment must be accepted for filing by all regulatory authorities having jurisdiction prior to the amendment becoming effective.

9.5 The determination by the Option Committee of any questions which may arise as to the interpretation or implementation of the Plan or any of the Options granted hereunder shall be final and binding on all Eligible Employees, Participants and other persons claiming or deriving rights through any of them.

9.6 The Plan shall enure to the benefit of and be binding upon the Company, its successors and assigns.

9.7 The interest of any Eligible Employees or Participant under the Plan or in any Option shall not be transferable or alienable by him either by pledge, assignment or in any other manner whatsoever and, during his lifetime, shall be vested only in him, but shall thereafter enure to the benefit of and be binding upon the legal personal representatives of the Eligible Employee or the Participant, as the case may be as provided for in this Plan.

9.8 The Company's obligation to issue Shares in accordance with the terms of this Plan and any Options granted hereunder is subject to compliance with the laws, rules and regulations of all authorities having jurisdiction including, for greater certainty, rules and policies of any stock exchange upon which Shares of the Company are listed.

9.9 As a condition of participating in the Plan, each Eligible Employee agrees to comply with all such laws, rules and regulations of any regulatory authority having jurisdiction and agrees to furnish to the Company all information and undertakings as may be required to permit compliance with such laws, rules and regulations.

9.10 An Eligible Employee shall not have any rights as a shareholder in respect of Shares subject to an Option until such Shares have been paid for in full and issued.

9.11 Nothing in this Plan shall prevent the Board of Directors of the Company from granting such further incentive stock options outside of the Plan as they deem appropriate.

9.12      No Options shall have a term greater than ten years.

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9.13      This Plan and any Options granted hereunder shall be governed by and construed in

                      **END OF EMPLOYEE STOCK OPTION PLAN**

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